EXHIBIT 31.2

                     CERTIFICATION PURSUANT TO SECTION 302

                        OF THE SARBANES-OXLEY ACT OF 2002

I, Tannya L Irizarry, certify that:

1.   I have  reviewed  this Form 10-QSB for the fiscal year ended  June 30,

     2008 of GeneThera, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The small business   issuer’s other   certifying   officer(s) and I are

     responsible for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the small business issuer and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused such

          disclosure   controls  and   procedures  to  be  designed   under  our

          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b)   Evaluated the effectiveness of the small business issuer's disclosure controls and procedures  and presented in this report our  conclusions about the  effectiveness of the disclosure  controls and procedures as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     c)   Disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect,

          the small business issuer's internal control over financial reporting;

          and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

     a)   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's

          ability   to  record,   process,   summarize   and  report   financial

          information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

Date:  August 12, 2008

/s/ Tannya L. Irizarry

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Tannya L. Irizarry

Chief Financial Officer (Interim)